Exhibit 99.1

N-able Announces Pricing of $225 Million Private Placement
AUSTIN, Texas & WAKEFIELD, Massachusetts – July 12, 2021 - SolarWinds Corporation (NYSE:SWI), a leading provider of powerful and affordable IT management software, and N-able, Inc. (NYSE:NABL), a leading provider of cloud-based software solutions for managed service providers and a subsidiary of SolarWinds, today announced that N-able has entered into a definitive agreement with certain institutional accredited investors in connection with a private placement financing transaction exempt from registration under the Securities Act of 1933, as amended. Upon the closing of the transaction, N-able will receive gross proceeds of approximately $225 million before deducting placement agent fees and other transaction-related expenses payable by N-able. N-able will issue an aggregate of 20,623,282 shares of common stock that will be sold at a purchase price of $10.91 per share. The private placement was led by Canada Pension Plan Investment Board (CPP Investments) and included participation from other existing SolarWinds stockholders as well as multiple outside institutional investors. The closing of the transaction, which is subject to customary closing conditions, is scheduled to occur on July 19, 2021 prior to the completion that day of the previously announced distribution of shares of N-able common stock to holders of SolarWinds common stock as of July 12, 2021 (the “Distribution”). N-able will distribute the net proceeds of the transaction (the “Net Proceeds”) to SolarWinds prior to the closing of the Distribution. Subject to the approval of its Board of Directors, SolarWinds currently expects to use the Net Proceeds to make a distribution to its stockholders and/or pay down its existing third-party indebtedness. The exact amount of any such Net Proceeds will be determined immediately prior to the Distribution but is currently estimated to be an amount equal to approximately $216 million. N-able will not retain any of the Net Proceeds.
J.P. Morgan Securities LLC acted as Lead Placement Agent to N-able on the transaction and Capital Markets Advisor to N-able.
The securities to be sold in the private placement have not been registered under the Securities Act of 1933, as amended, or state securities laws as of the time of issuance and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from such registration requirements. N-able has agreed to file one or more registration statements with the Securities and Exchange Commission registering the resale of the shares of common stock purchased in the private placement.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Forward-Looking Statements
This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated closing of the private placement transaction and the use of proceeds received by N-able in connection therewith. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “intend,” “estimate,” “continue,” “may” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the potential spin-off of the N-able business into a newly created and separately traded public company, including that the process of potentially completing the spin-off could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the spin-off may not achieve some or all of any anticipated benefits with respect to either business, and that the spin-off may not be completed in accordance with our expected plans or anticipated timelines, or at all; (b) risks related to the cyber incident disclosed in December 2020 (the "Cyber Incident"), including with respect to (1) the discover of new or additional information regarding the Cyber Incident, including with respect to its scope, the threat actor’s access to SolarWinds’ and N-able’s environments and its related activities during such period, and the related impact on the companies’ respective systems, products, current or former employees and customers, (2) the possibility that mitigation and remediation efforts with respect to the Cyber Incident may not be successful, (3) the possibility that additional confidential, proprietary or personal information, including information of SolarWinds’ or N-able’s current or former employees and customers, was accessed and exfiltrated as a result of the Cyber Incident, (4) numerous financial, legal, reputational, and other risks to us related to the Cyber Incident, including risks that the incident or the companies’ responses thereto, including with respect to providing notices to any impacted individuals, may result in the loss, compromise, or corruption of data and proprietary information, loss of business as a result of termination or non-renewal of agreements or reduced purchases or upgrades of our products, severe reputational damage adversely affecting customer, partner, and vendor relationships, and investor confidence, increased attrition of personnel and distraction of key and other personnel, U.S. or foreign regulatory investigations and enforcement actions, litigation, indemnity obligations, damages for contractual breach, penalties for violation of applicable laws or regulations, significant costs for remediation, and the incurrence of other liabilities, (5) risks that our insurance coverage, including coverage relating to certain security and privacy damages and claim expenses, may not be available or sufficient to compensate for all liabilities we incur related to these matters and (6) the possibility that our steps to secure our internal environment, improve our product development environment and ensure the security and integrity of the software that we deliver to our customers may not be successful or sufficient to protect against future threat actors or attacks or be perceived by existing and prospective customers as sufficient to address the harm caused by the Cyber Incident; (c) the possibility that the global COVID-19 pandemic may adversely affect our business, results of operations and financial condition; (d) any of the following factors either generally or as a result of the impacts of the Cyber Incident or the global COVID-19 pandemic on the global economy or on our business operations and financial condition or on the business operations and financial conditions of the companies’ respective customers, their end-customers and the companies’ respective prospective customers: (1) reductions in information technology spending or delays in purchasing decisions by customers, their end-customers and prospective customers, (2) the inability to sell products to new customers or to sell additional products or upgrades to existing customers, (3) any decline in renewal or net retention rates, (4) the inability to generate significant volumes of high quality sales leads from digital marketing initiatives and convert such leads into new business at acceptable conversion rates, (5) the timing and adoption of new products, product upgrades, or pricing model changes by SolarWinds, N-able or their competitors, (6) potential foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity and (7) risks associated with international operations; (e) the possibility that operating income could fluctuate and may decline as percentage of revenue as each company makes further expenditures to support its business or expand its operations; (f) any inability to successfully identify, complete, and integrate acquisitions, and manage growth effectively; (g) SolarWinds’ status as a controlled company and following the Distribution, N-able’s status as a controlled company; (h) N-able’s status as an emerging growth company and (i) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in N-able’s registration statement on Form 10 filed on June 15, 2021, SolarWinds’ Annual Report on Form 10-K for the period ended December 31, 2020 filed on March 1, 2021, SolarWinds’ Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 filed on May 10, 2021 and the quarter ended June 30, 2021 that SolarWinds anticipates filing on or before August 9, 2021 and N-able’s Quarterly Report on Form 10-Q the quarter ended June 30, 2021 that N-able anticipates filing on or before August 16, 2021. All information provided in this release is as of the date hereof and neither SolarWinds nor N-able undertakes any duty to update this information except as required by law.

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About SolarWinds
SolarWinds (NYSE:SWI) is a leading provider of powerful and affordable IT infrastructure management software. Our products give organizations worldwide, regardless of type, size, or IT infrastructure complexity, the power to monitor and manage the performance of their IT environments, whether on-premises, in the cloud, or in hybrid models. We continuously engage with all types of technology professionals—IT operations professionals, DevOps professionals, and managed service providers (MSPs)—to understand the challenges they face maintaining high-performing and highly available IT infrastructures. The insights we gain from engaging with them, in places like our THWACK online community, allow us to build products that solve well-understood IT management challenges in ways that technology professionals want them solved. This focus on the user and commitment to excellence in end-to-end hybrid IT performance management has established SolarWinds as a worldwide leader in network management software and MSP solutions. Learn more today at www.solarwinds.com.
The SolarWinds, SolarWinds & Design, Orion, and THWACK trademarks are the exclusive property of SolarWinds Worldwide, LLC or its affiliates, are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other SolarWinds trademarks, service marks, and logos may be common law marks or are registered or pending registration. All other trademarks mentioned herein are used for identification purposes only and are trademarks of (and may be registered trademarks of) their respective companies.
About N-able
N-able (formerly SolarWinds MSP) empowers managed services providers (MSPs) to help small and medium enterprises navigate the digital evolution. With a flexible technology platform and powerful integrations, N-able makes it easy for MSPs to monitor, manage, and protect their end-customer systems, data, and networks. N-able’s growing portfolio of security, automation, and backup and recovery solutions is built for IT services management professionals. N-able simplifies complex ecosystems and enables customers to solve their most pressing challenges. N-able provides extensive, proactive support—through enriching partner programs, hands-on training, and growth resources—to help MSPs deliver exceptional value and achieve success at scale.
© 2021 SolarWinds Worldwide, LLC. © 2021 N-able, Inc. All rights reserved.

CONTACTS:

SolarWinds Contacts:

Investors	Media

Dave Hafner Phone: 385.374.7100 ir@solarwinds.com	Tiffany Nels Phone: 512.682.9535 pr@solarwinds.com

N-able Contacts:

Investors	Media
Howard Ma Phone: 512.498.6707 ir@n-able.com	Kim Cecchini Phone: 919.957.5019 pr@n-able.com